Supplement Dated June 19, 2015
To The Statement of Additional Information
Dated April 27, 2015

JNL® Investors Series Trust

Please note that the changes impact your variable annuity product(s).

Please note that all changes are effective June 19, 2015.

On page 45, in the section entitled "Custodian," please delete the section in its entirety and replace with the following:

Custodian.  The custodian has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, acts as custodian for JNL Money Market Fund.  JPMorgan Chase Bank, N.A. is an indirect subsidiary of JPMorgan Chase & Co.

State Street Bank & Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the JNL/PPM America Low Duration Bond Fund and the JNL/PPM America Total Return Fund.

This Supplement is dated June 19, 2015.